Statutory Prospectus Supplement	March 28, 2011

Putnam Asia Pacific Equity Fund Statutory Prospectus dated August 30, 2010

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Your fund’s management contract includes performance fees, which means that the management fee the fund pays reflects the strength or weakness of the fund’s performance compared to the returns of a performance index. Putnam Investment Management, LLC (“Putnam Management”), the fund’s investment manager, has recommended, and your fund’s Board of Trustees has approved, a new management contract that will change your fund’s performance index from the MSCI All-Country Asia Pacific Index (Net Dividends) to the MSCI All-Country Asia ex-Japan Index (Net Dividends). The new management contract is subject to shareholder approval. With the exception of the proposed new performance index, which would be implemented on a prospective basis following shareholder approval, the fund’s proposed new management contract is substantially identical to the fund’s current management contract.

The fund currently has a non-fundamental investment policy to invest at least 80% of its net assets in equity securities of Asian or Pacific Basin companies, under normal circumstances. If shareholders approve the proposed new management contract with the new performance index, Putnam Management will reposition the fund to increase its focus on Asian and Pacific Basin emerging markets (e.g., China, India, Hong Kong, Taiwan and Indonesia), although the fund will retain some flexibility to invest in developed countries such as Japan, Australia and New Zealand. At that time, the fund’s 80% non-fundamental investment policy will change to reflect the fund’s increased focus on Asian and Pacific Basin emerging markets. To reflect this, subject to shareholder approval of the proposed new management contract, the first paragraph of the section What are the fund’s main investment strategies and related risks? in the fund’s statutory prospectus will be deleted in its entirety and replaced with the following disclosure:

This section contains greater detail on the fund’s main investment strategies and the related risks you would face as a fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. As mentioned in the fund summary, we pursue the fund’s goal by investing mainly in stocks of Asian or Pacific Basin companies. Under normal circumstances, we invest at least 80% of the fund’s net assets in equity securities of Asian or Pacific Basin companies, other than Japanese, Australian and New Zealand companies. This policy may be changed only after 60 days’ notice to shareholders. Equity securities include common stocks, preferred stocks, convertible securities and depositary receipts for those securities. We will determine whether a company is an Asian or Pacific Basin company by considering whether the company is economically linked and exposed to the economic fortunes and risks of Asian or Pacific Basin countries. In particular, we look at where the company’s securities are primarily listed, where the company maintains its principal place of business or is organized, where the majority of the company’s assets are located or where the company derives a majority of its revenues or profits. For purposes of the 80% investment policy above, Asian or Pacific Basin countries exclude Japan, Australia and New Zealand, and include, but are not otherwise limited to, the following countries: China, Hong Kong, India, Indonesia, Korea, Malaysia, the Philippines, Singapore, Taiwan and Thailand. Although investments in equity securities of Japanese, Australian and New Zealand companies are excluded for purposes of the 80% investment policy, the fund may invest up to 20% of its net assets in such securities and in securities of other non-Asian or non-Pacific Basin companies.

The new management contract, and the investment policy change above, will not be effective until June 1, 2011 at the earliest.

The foregoing is not a solicitation of any proxy. For more information regarding the fund, or to receive a free copy of materials filed with the Securities and Exchange Commission (SEC), please visit Putnam’s Web site at putnam.com/individual. Free copies of these materials can also be found on the SEC’s Web site at http://www.sec.gov. Please read the proxy statement carefully when it becomes available in the coming weeks because it will contain important information. The fund, its trustees, officers, and other members of management may be deemed to be participants in any future solicitation of the fund’s shareholders in connection with the forthcoming meeting of shareholders. Shareholders may obtain information regarding the names, affiliations, and interests of these individuals in the fund’s proxy statement when it becomes available.

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266895 3/11

The sub-section Your fund’s management in the section Fund summary in the fund’s statutory prospectus is deleted in its entirety and replaced with the following disclosure:

Investment advisor

Putnam Investment Management, LLC

Portfolio manager

Daniel Graña, Portfolio Manager, portfolio manager of the fund since 2011

In addition, the section Who oversees and manages the fund? is supplemented to reflect that the officer of Putnam Management primarily responsible for the day-to-day management of the fund’s portfolio is now Daniel Graña.

Mr. Graña joined the fund in 2011. From 1999 to present, he has been employed by Putnam Management, currently as a Portfolio Manager.